Vessel Revenue and Voyage Expenses (Policies)	6 Months Ended
Jun. 30, 2022
Vessel Revenue and Voyage Expenses [Abstract]
Revenue Recognition
Demurrage income, which is considered a form of variable consideration and is recognized as the performance obligation is satisfied, is included in voyage revenues, and represents payments by the charterer to the vessel owner when loading or discharging time exceeds the stipulated time in the voyage charter agreements. Demurrage income for the six-month periods ended June 30, 2022 and 2021 was $NIL and $222, respectively.
Despatch expense, which is considered a form of variable consideration and is recognized as the performance obligation is satisfied, is included in voyage revenues, and represents payments to the charterer by the vessel owner when loading or discharging time is faster than the stipulated time in the voyage charter agreements. Despatch expense for the six-month periods ended June 30, 2022 and 2021 was $NIL and $58, respectively.
Deferred revenue represents cash received in advance of performance under the contract prior to the balance sheet date and is realized when the associated revenue is recognized under the contract in periods after such date. The current portion of Deferred revenue as of June 30, 2022 was $4,067 under ASC 842 and is mainly related to scrubber premiums (i.e. increased daily hire rates provided for by the chartering agreements) for scrubber-fitted vessels. The non-current portion of Deferred revenue as of June 30, 2022 was $45 under ASC 842 and is related to scrubber premiums (i.e. increased daily hire rates provided for by the chartering agreements) for scrubber-fitted vessels. The Deferred revenue is allocated on a straight-line basis over the minimum duration of each charter party. Revenue recognized in 2022 from amounts included in deferred revenue at the beginning of the period was $6,707.